SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 2004

        Date of report (date of earliest event reported): April 10, 2007


                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            33-20432                                 75-2228828
      (Commission File Number)           (IRS Employer Identification No.)


                  1250 Route 28, Branchburg, New Jersey 08876
               (Address of principal executive offices) (Zip Code)


                                 (908) 927-0004
                         (Registrant's telephone number)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to
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      |_|   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

            On April 10, 2007, Magnitude Information Systems, Inc. (the "Company") entered into a certain License and Client Software Support Agreement with Imminent Technologies, LLC ("IMT"), pursuant to the principal terms of which, the Company appointed IMT as a non-exclusive licensee/reseller for its suite of ergonomic software products (the "Software") and includes the exclusive appointment of IMT as the Company's support services provider to the Company's current customers with service contracts. The Agreement permits IMT to resell and sublicense the Software worldwide at prices determined exclusively by IMT. IMT will pay to Magnitude a royalty payment equal to 10% of the gross revenues in excess of $200,000 earned from the sale of the Software during each year of the Agreement. The Company agreed to pay IMT the sum of $20,000 to assist IMT in providing the customer support services in the commencement and transition period. The Agreement will automatically renew for successive one-year periods unless terminated by a party.

Item 1.01.  Amendment of Material Definitive Agreement.

            On April 10, 2007, the Company, Kiwibox Media, Inc. and the three Kiwibox shareholders executed and delivered a certain amendment to their Agreement and Plan of Reorganization, dated February 19, 2007, amending the subject agreement by rescheduling the closing date from on or before March 31, 2007 to on or before May 15, 2007.

Item 8.01.  Other Events.

            On April 11, 2007, the Company issued a press release regarding the execution of the Agreement with Imminent Technologies, Inc. and rescheduling of closing date of the Agreement and Plan of Reorganization between the Company, Kiwibox Media, Inc. and the three shareholders of Kiwibox to May 15, 2007. The full text of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

            10.26 Agreement among the Company, Magnitude Information Systems, Inc. and Imminent Technologies, Inc., dated April 10, 2007.

            99.1     Press Release, dated April 11, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       COMPANY INFORMATION SYSTEMS, INC.


Dated: April 11, 2007                  By: /s/ Edward L. Marney
                                           --------------------
                                           Edward L. Marney
                                           President and Chief Executive Officer